Exhibit 10.18

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) made and entered into as of December 28, 2013, by and between: PIPER JAFFRAY & CO., a Delaware corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); has reference to the following facts and circumstances (the “Preambles”):

A.    Borrower and Lender entered into the Amended and Restated Loan Agreement dated as of December 28, 2012 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.    Borrower and Lender desire to amend the Agreement in order to extend the Termination Date until December 27, 2014, on the terms set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.    Preambles. The Preambles are true and correct, and, with the defined terms set forth herein, are incorporated herein by this reference.

2.    Amendment to Agreement. The Agreement is amended as follows:

(a)    The definition of “Termination Date” in Section 1 of the Agreement is deleted and replaced with the following:

Termination Date shall mean the earlier of December 27, 2014, or the date on which this Agreement is terminated pursuant to Section 12.

(b)    The reference to “December 28, 2012” in Exhibit C (Pricing and Fees) to the Agreement is deleted and replaced with “December 28, 2013.”

3.    References. All references in the Note, the Collateral Pledge Agreement, and the other Credit Documents to “the Loan Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

4.    Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5.    Continuing Security. The Agreement, as hereby amended, and the Note, are, and shall continue to be, secured by the Collateral Pledge Agreement.

6.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

7.    Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a)    the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity;

(b)    the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property or assets is bound or to which Borrower or any of its property is subject;

(c)    this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    all of the representations and warranties made by Borrower in the Agreement, the Note, the Collateral Pledge Agreement, and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e)    as of the date of this Amendment, Borrower is in compliance with all provisions of the Agreement, the Note, the Collateral Pledge Agreement, and the other Credit Documents.

8.    Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9.    Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a)    this Amendment and the Pricing Letter, duly executed by Borrower;

(b)    a Certificate of Secretary (with Resolutions), certified by the Secretary of Borrower;

(c)    the current Schedule I (Schedule of Eligible Securities) to the Control Agreement;

(d)    a certificate of good standing for Borrower issued by the Delaware Secretary of State (or other evidence of good standing acceptable to Lender); and

(e)    such other documents and information as reasonably required by Lender.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

[SIGNATURES ON FOLLOWING PAGE]

SIGNATURE PAGE-
FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

Borrower:

PIPER JAFFRAY & CO.

By:/s/ Debbra L. Schoneman
Debbra L. Schoneman, Chief Financial Officer

By:/s/ Timothy L. Carter
Timothy L. Carter, Treasurer

Lender:

U.S. BANK NATIONAL ASSOCIATION

By:/s/ Christopher M. Doering
Christopher M. Doering, Senior Vice President

[U.S. BANK LETTERHEAD]

December 28, 2013

Piper Jaffray & Co.
800 Nicollet Mall, J09S04
Minneapolis, Minnesota 55402
Attention: Debbra L. Schoneman, Chief Financial Officer and Timothy L. Carter, Treasurer

Re:    Amended and Restated Loan Agreement dated as of December 28, 2012, executed by U.S. Bank National Association (“Lender”) and Piper Jaffray & Co. (“Borrower”), as amended by the First Amendment to Amended and Restated Loan Agreement dated as of December 28, 2013 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this letter agreement).

Dear Debbra and Tim:

This letter agreement is the Pricing Letter, as defined in the Agreement (and amends, restates and replaces the Pricing Letter dated December 28, 2012). The following terms are defined and incorporated into the Agreement by reference:

Applicable Margin shall mean 1.0%.

Commitment Fee. From and including the date of this Agreement to but excluding the Termination Date, Borrower shall pay a nonrefundable commitment fee on the unused portion of the Facility Amount (determined by subtracting the outstanding principal amount of all Advances from the Facility Amount) at an annual rate of 0.25%%. The commitment fee shall be (a) calculated on a daily basis, (b) payable quarterly in arrears on the first (1st) day of each calendar quarter prior to the Termination Date and on the Termination Date, and (c) calculated on an actual day, 360‑day year basis.

Work Fee. Borrower shall pay Lender, in conjunction with the First Amendment to Loan Agreement dated as of December 28, 2013, a work fee in the amount of $312,500.

Please indicate your acceptance of this Pricing Letter by signing in the space indicated below and returning a copy of this letter to the undersigned.

Very Truly Yours,

U.S. BANK NATIONAL ASSOCIATION

By:/s/ Christopher M. Doering________
Christopher M. Doering, Senior Vice President

[BORROWER’S SIGNATURES ON PAGE 2]

Piper Jaffray & Co.
December 28, 2013

Accepted and agreed to by Borrower as of December 28, 2013:

PIPER JAFFRAY & CO.

By:/s/ Debbra L. Schoneman
Debbra L. Schoneman, Chief Financial Officer

By:/s/ Timothy L. Carter
Timothy L. Carter, Treasurer